EXHIBIT 23


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-83890, No. 333-14657 and No. 333-42878.


                                                /s/ Arthur Andersen LLP


Indianapolis, Indiana,
May 15, 2001.